Exhibit 10.2

April 13, 2016

STRICTLY CONFIDENTIAL

Ocean Power Technologies, Inc.

1590 Reed Road

Pennington, New Jersey 08534

Attention: George H. Kirby, Chief Executive Officer

Dear Mr. Kirby:

This letter (the “Amendment”) constitutes an agreement between Ocean Power Technologies, Inc. (the “Company”) and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC (now known only as “H.C. Wainwright & Co., LLC”) (the “Manager”) to amend the At The Market Offering Agreement, dated as of October 19, 2015, between the Company and the Manager (the “ATM Agreement”), as follows:

Section 1 of the ATM Agreement is hereby amended by deleting the following text:

““Prospectus Supplement” shall mean the prospectus supplement relating to the Shares prepared and filed pursuant to Rule 424(b) from time to time.

““Registration Statement” shall mean the shelf registration statement (File Number 333-186181) on Form S-3, including exhibits and financial statements and any prospectus supplement relating to the Shares that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective, shall also mean such registration statement as so amended.”

and inserting in replacement thereof the following text:

““Prospectus Supplement” shall mean the prospectus supplement or supplements relating to the Shares prepared and filed pursuant to Rule 424(b) from time to time.

“Registration Statement” shall mean, collectively, (i) for the period from October 19, 2015 until the Second Shelf Effective Date (as defined herein), the shelf registration statement (File Number 333-186181) on Form S-3 (the “First Registration Statement”) that was initially declared effective by the Commission on February 15, 2013 and (i) for the period from the Second Shelf Effective Date and thereafter, a new shelf registration statement (File Number 333-209517) on Form S-3 (the “Second Registration Statement”) that was filed prior to the expiration of such First Registration Statement and that was declared effective by the Commission on or after April 13, 2016 (such date of effectiveness of the Second Registration Statement, the “Second Shelf Effective Date”), including exhibits and financial statements and any prospectus supplement relating to the Shares that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective, shall also mean such registration statement as so amended.”

Section 2(b)(iv) of the ATM Agreement is hereby amended by deleting the following text:

““(iv) The Manager may sell Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 under the Act, including without limitation sales made directly on the Trading Market, on any other existing trading market for the Common Stock or to or through a market maker. The Manager may also sell Shares in privately negotiated transactions, provided that the Manager receives the Company’s prior written approval for any sales in privately negotiated transactions.”

and inserting in replacement thereof the following text:

““(iv)     The Manager may sell Shares by sales made directly on the Trading Market or on any other existing trading market for the Common Stock, or, at the direction of the Company and with the consent of the Manager, by any other method permitted by law and described in the “Plan of Distribution” section of the applicable Prospectus Supplement, including without limitation to or through a market maker, or in privately negotiated transactions.”

Section 4(w) is amended by adding at the end thereof:

“In the event any sales are made pursuant to this Agreement which are NOT made in “at the market” offerings as defined in Rule 415, including, without limitation, any Placement pursuant to a Terms Agreement, the Company shall file a Prospectus Supplement describing the terms of such transaction, the amount of Shares sold, the price thereof, the Manager’s compensation, and such other information as may be required pursuant to Rule 424, within the time required by Rule 424.”

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In acknowledgment that the foregoing correctly sets forth the understanding reached by the Manager and the Company, please sign in the space provided below, whereupon this Amendment shall constitute a binding amendment to the ATM Agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By	/s/ Mark Viklund
Name: Mark Viklund
Title: Chief Executive Officer

Accepted and Agreed:

OCEAN POWER TECHNOLOGIES, INC.

By:	/s/ George H. Kirby
Name: George H. Kirby
Title: President and Chief Executive Officer

[signature page to optt Amendment to atm agreement]